United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 10, 2017

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida de la Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On October 9, 2017, the Board of Directors (“Board”) of PharmaCyte Biotech, Inc., a Nevada corporation (“Company”), appointed Raymond C.F. Tong, M.D. (“Dr. Tong”) to the Board to fill a vacancy created by the departure of certain members of the Board. Dr. Tong will be a member of the Audit Committee of the Board. The Company is not aware of any transaction in which Dr. Tong has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Dr. Tong’s appointment to the Board, the Company entered into a letter agreement (“Letter Agreement”) with Dr. Tong pursuant to which the Company agreed to pay Dr. Tong $12,500 in cash for each calendar quarter of service on the Board and agreed to issue annually: (i) 500,000 fully-paid, non-assessable shares of the Company’s restricted common stock (“Shares”); and (ii) a five-year option to purchase 500,000 Shares (“Option”) to Dr. Tong at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The Shares and the Option were fully vested on the date of the grants. The Board approved the initial issuances of the Shares and the Option on October 9, 2017, and the Option has an exercise price of $0.055 per share.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated October 10, 2017, regarding the appointment of Dr. Tong to the Company’s Board. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter Agreement between the Company and Dr. Tong dated October 9, 2017.

99.1	PharmaCyte Biotech, Inc. press release dated October 10, 2017 (furnished pursuant to Item 7.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2017

PHARMACYTE BIOTECH, INC. By: /s/ Kenneth L. Waggoner Kenneth L. Waggoner Chief Executive Officer President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and Dr. Tong dated October 9, 2017.

99.1	PharmaCyte Biotech, Inc. press release dated October 10, 2017 (furnished pursuant to Item 7.01).

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